Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was 90 days or more past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.

Unless otherwise specified, all information with respect to the trust student loans is presented as of December 31, 2013, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,080,566 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 14 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2004-3

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$1,403,619,460
Aggregate Outstanding Principal Balance – Treasury Bill	$222,108,238
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.82%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$1,181,511,223
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	84.18%
Number of Borrowers	50,327
Average Outstanding Principal Balance Per Borrower	$27,890
Number of Loans	84,856
Average Outstanding Principal Balance Per Loan – Treasury Bill	$24,092
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$15,621
Weighted Average Remaining Term to Scheduled Maturity	206 months
Weighted Average Annual Interest Rate	4.52%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2004-3

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	19,193	$266,960,757	19.0%
3.01% to 3.50%	20,128	283,736,193	20.2
3.51% to 4.00%	15,978	265,570,138	18.9
4.01% to 4.50%	16,163	250,823,060	17.9
4.51% to 5.00%	1,284	30,109,492	2.1
5.01% to 5.50%	729	18,155,042	1.3
5.51% to 6.00%	660	17,585,789	1.3
6.01% to 6.50%	589	16,274,830	1.2
6.51% to 7.00%	674	16,100,750	1.1
7.01% to 7.50%	817	18,595,705	1.3
7.51% to 8.00%	3,331	76,312,092	5.4
8.01% to 8.50%	2,021	47,010,375	3.3
Equal to or greater than 8.51%	3,289	96,385,238	6.9

Total	84,856	$1,403,619,460	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the prospectus.

2004-3

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	6,452	$19,651,798	1.4%
$5,000.00-$ 9,999.99	9,699	69,056,098	4.9
$10,000.00-$14,999.99	7,250	90,716,904	6.5
$15,000.00-$19,999.99	5,578	96,722,261	6.9
$20,000.00-$24,999.99	3,815	85,320,220	6.1
$25,000.00-$29,999.99	2,968	81,192,650	5.8
$30,000.00-$34,999.99	2,405	78,030,696	5.6
$35,000.00-$39,999.99	1,894	70,812,012	5.0
$40,000.00-$44,999.99	1,424	60,556,749	4.3
$45,000.00-$49,999.99	1,245	59,190,871	4.2
$50,000.00-$54,999.99	1,048	54,895,116	3.9
$55,000.00-$59,999.99	884	50,800,843	3.6
$60,000.00-$64,999.99	700	43,755,111	3.1
$65,000.00-$69,999.99	603	40,689,735	2.9
$70,000.00-$74,999.99	536	38,892,431	2.8
$75,000.00-$79,999.99	404	31,235,752	2.2
$80,000.00-$84,999.99	384	31,641,204	2.3
$85,000.00-$89,999.99	326	28,495,227	2.0
$90,000.00-$94,999.99	282	26,061,071	1.9
$95,000.00-$99,999.99	273	26,590,087	1.9
$100,000.00 and above	2,157	319,312,625	22.7

Total	50,327	$1,403,619,460	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	78,962	$1,269,556,854	90.4%
31-60 days	2,069	41,535,212	3.0
61-90 days	1,038	24,091,186	1.7
91-120 days	606	13,667,876	1.0
121-150 days	450	11,417,699	0.8
151-180 days	493	12,605,072	0.9
181-210 days	299	7,456,816	0.5
Greater than 210 days	939	23,288,745	1.7

Total	84,856	$1,403,619,460	100.0%

2004-3

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	95	$57,708	*
4 to12	373	489,192	*
13 to 24	966	2,412,675	0.2%
25 to 36	1,931	5,490,343	0.4
37 to 48	1,204	6,711,700	0.5
49 to 60	4,097	18,270,113	1.3
61 to 72	9,911	41,464,249	3.0
73 to 84	3,296	20,654,915	1.5
85 to 96	2,924	22,052,253	1.6
97 to 108	2,259	21,389,721	1.5
109 to 120	4,925	49,341,675	3.5
121 to 132	11,624	131,001,924	9.3
133 to 144	4,510	71,136,516	5.1
145 to 156	3,041	46,475,139	3.3
157 to 168	2,239	36,011,238	2.6
169 to 180	3,587	59,734,787	4.3
181 to 192	6,236	106,216,112	7.6
193 to 204	2,230	44,379,463	3.2
205 to 216	1,792	39,801,300	2.8
217 to 228	1,481	33,913,376	2.4
229 to 240	3,065	86,630,298	6.2
241 to 252	4,431	142,004,389	10.1
253 to 264	1,666	58,991,119	4.2
265 to 276	1,459	58,429,944	4.2
277 to 288	1,183	56,864,266	4.1
289 to 300	1,255	57,919,033	4.1
301 to 312	1,069	56,250,578	4.0
313 to 324	475	28,057,132	2.0
325 to 336	373	21,621,798	1.5
337 to 348	329	20,356,288	1.5
349 to 360	465	32,431,117	2.3
361 and above	365	27,059,103	1.9

Total	84,856	$1,403,619,460	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.

2004-3

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	5,646	$112,740,265	8.0%
Forbearance	4,434	109,843,127	7.8
Repayment
First year in repayment	1,827	60,272,695	4.3
Second year in repayment	1,514	47,143,827	3.4
Third year in repayment	1,899	48,911,852	3.5
More than 3 years in repayment	69,536	1,024,707,694	73.0

Total	84,856	$1,403,619,460	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools –Sallie Mae’s Student Loan Financing Business” in the prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 89.3 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2004-3

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	12.6	-	237.6
Forbearance	-	4.5	239.0
Repayment	-	-	200.0

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $112,740,265 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $49,381,929 or approximately 43.8% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2004-3

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	641	$11,482,288	0.8%
Alaska	139	2,828,411	0.2
Arizona	1,988	34,295,515	2.4
Arkansas	416	7,319,411	0.5
California	8,830	163,810,070	11.7
Colorado	1,421	21,230,097	1.5
Connecticut	1,515	21,621,580	1.5
Delaware	223	3,893,015	0.3
District of Columbia	466	8,147,720	0.6
Florida	5,497	102,969,331	7.3
Georgia	2,458	48,846,315	3.5
Hawaii	340	5,157,163	0.4
Idaho	219	5,157,539	0.4
Illinois	4,083	61,774,533	4.4
Indiana	3,355	44,623,364	3.2
Iowa	379	6,088,065	0.4
Kansas	1,861	25,274,609	1.8
Kentucky	598	9,080,201	0.6
Louisiana	2,607	46,527,422	3.3
Maine	236	3,683,746	0.3
Maryland	2,468	40,773,714	2.9
Massachusetts	3,913	54,093,219	3.9
Michigan	1,397	26,191,837	1.9
Minnesota	1,058	16,324,607	1.2
Mississippi	903	16,218,094	1.2
Missouri	1,868	29,710,407	2.1
Montana	103	1,555,245	0.1
Nebraska	151	2,003,370	0.1
Nevada	482	8,650,299	0.6
New Hampshire	496	6,818,801	0.5
New Jersey	2,085	35,984,532	2.6
New Mexico	256	5,056,594	0.4
New York	5,783	98,842,126	7.0
North Carolina	1,859	31,519,190	2.2
North Dakota	60	831,813	0.1
Ohio	2,849	46,324,719	3.3
Oklahoma	1,522	24,460,794	1.7
Oregon	1,079	17,531,044	1.2
Pennsylvania	3,621	52,357,441	3.7
Rhode Island	239	3,780,974	0.3
South Carolina	779	14,413,588	1.0
South Dakota	61	1,242,316	0.1
Tennessee	1,218	20,714,639	1.5
Texas	5,797	96,913,984	6.9
Utah	248	5,345,023	0.4
Vermont	110	1,725,701	0.1
Virginia	2,723	40,261,395	2.9
Washington	2,180	32,237,738	2.3
West Virginia	514	6,524,915	0.5
Wisconsin	796	11,554,127	0.8
Wyoming	61	1,058,077	0.1
Other	905	18,788,749	1.3

Total	84,856	$1,403,619,460	100.0%

2004-3

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2004-3

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	49,552	$655,330,482	46.7%
Other Repayment Options(1)	35,304	748,288,978	53.3

Total	84,856	$1,403,619,460	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 2,806 loans with an aggregate outstanding principal balance of $94,282,596 currently in an interest-only period.  These interest-only loans represent approximately 6.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	41,327	$590,821,115	42.1%
Unsubsidized	43,529	812,798,345	57.9

Total	84,856	$1,403,619,460	100.0%

2004-3

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	629	$13,890,209	1.0%
October 1, 1993 through June 30, 2006	84,227	1,389,729,251	99.0
July 1, 2006 and later	0	0	0.0

Total	84,856	$1,403,619,460	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

2004-3

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	5,104	$65,142,468	4.6%
College Assist	65	1,415,599	0.1
Educational Credit Management Corporation	1,021	22,266,165	1.6
Florida Office Of Student Financial Assistance	1,272	15,063,499	1.1
Great Lakes Higher Education Corporation	761	17,246,167	1.2
Illinois Student Assistance Commission	3,377	46,987,939	3.3
Kentucky Higher Education Assistance Authority	172	2,881,918	0.2
Louisiana Office Of Student Financial Assistance	808	11,173,021	0.8
Michigan Guaranty Agency	637	9,209,810	0.7
Montana Guaranteed Student Loan Program	6	128,735	*
Nebraska National Student Loan Program	2	27,689	*
New Jersey Higher Education Student Assistance Authority	3,122	38,547,501	2.7
New York State Higher Education Services Corporation	6,003	90,594,714	6.5
Northwest Education Loan Association	425	8,327,926	0.6
Oklahoma Guaranteed Student Loan Program	1,505	23,140,563	1.6
Pennsylvania Higher Education Assistance Agency	9,353	130,903,678	9.3
Student Loan Guarantee Foundation of Arkansas	189	3,154,848	0.2
Tennessee Student Assistance Corporation	640	10,334,651	0.7
Texas Guaranteed Student Loan Corporation	6,101	96,069,652	6.8
United Student Aid Funds, Inc.	44,293	811,002,920	57.8

Total	84,856	$1,403,619,460	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

2004-3

SIGNIFICANT GUARANTOR
INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, SLM ECFC, the servicer, their affiliates or the remarketing agent has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. (“USA Funds”) was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.   In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students who are enrolled at or plan to attend approved educational institutions; (ii) guarantees education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended (“the Act”) in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Sallie Mae, Inc., a wholly owned subsidiary of SLM Corporation. USA Funds also contracts with Student Assistance Corporation, a wholly owned subsidiary of SLM Corporation. SLM Corporation and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the “Federal Reinsurance Agreements”) with the U.S. Secretary of Education (the “Secretary”). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a “guaranty agency” as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency’s continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent-borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds’ losses on default-claim payments made to lenders. The Higher

2004-3

Education Amendments of 1998 (the “1998 Reauthorization Law”) reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency.  Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2013, USA Funds held net assets on behalf of the federal reserve fund of approximately $193 million. Through September 30, 2013, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $61.6 billion.  Also, as of September 30, 2013, USA Funds had operating fund assets totaling almost $1.2 billion, which includes the $193 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds’ “reserve ratio” complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves, including non-cash allowance and other non-cash assets, in a guarantor’s federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	0.380%	0.400%	0.394%	0.354%	0.313%

 USA Funds’ “recovery rate,” which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the “recovery rate” was as follows:

2004-3

	Recovery Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	36.19%	32.90%	32.17%	31.82%	30.55%

USA Funds’ “loss rate” represents the percentage of claims purchased from lenders but not covered by reinsurance.  For the last five fiscal years, the “loss rate” was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	4.48%	4.66%	4.71%	4.73%	4.74%

In addition, USA Funds’ “claims rate” represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds’ existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the “claims rate” was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2009	2010	2011	2012	2013
United Student Aid Funds, Inc.	1.92%	1.69%	1.69%	1.58%	1.41%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.